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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 12, 1996

                                 ADTRAN, INC.
            (Exact name of registrant as specified in its charter)

    DELAWARE                        0-24612                       63-0918200
   (State of                    (Commission File No.)         (I.R.S. Employer
  Incorporation)                                             Identification No.)

                             901 EXPLORER BOULEVARD
                        HUNTSVILLE, ALABAMA 35806-2807
         (Address of principal executive offices, including zip code)

                                (205) 971-8000
             (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS

           The Registrant has recently announced the appointments of three new officers. Information regarding the appointment of these officers is included in the press releases filed as exhibits hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits

           99.1 Press Release dated August 12, 1996 announcing the appointment of Mr. John R. Cooper as Vice President and Chief Financial Officer of ADTRAN, Inc.

           99.2 Press Release dated August 29, 1996 announcing the appointment of Dr. Melvin Bruce as Vice President of Engineering of ADTRAN, Inc.

           99.3 Press Release dated September 9, 1996 announcing the appointment of Dr. Peter O. Brackett as Vice President of Technology of ADTRAN, Inc.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                            ADTRAN, INC.



 Date: September 11, 1996                   By:  /s/ John R. Cooper
                                                --------------------
                                                  John R. Cooper
                                              Vice President and Chief
                                                 Financial Officer

                                      -2-
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Exhibit No.                     Document                        Page No.
- -----------                     --------                        --------

    99.1          Press Release dated August 12, 1996               5
                  announcing the appointment of Mr.
                  Cooper as Vice President and Chief
                  Financial Officer of ADTRAN, Inc.

    99.2          Press Release dated August 29, 1996               7
                  announcing the appointment of Dr. Bruce
                  as Vice President of Engineering of
                  ADTRAN, Inc.

    99.3          Press Release dated September 9, 1996             9
                  announcing the appointment of Dr.
                  Brackett as Vice President of Technology of ADTRAN, Inc.